SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Exhibit 10.8

AMENDMENT #1 AND ASSIGNMENT AGREEMENT

This AMENDMENT #1 AND ASSIGNMENT AGREEMENT (this “Agreement”), dated as of September 25, 2017 (the “Effective Date”), is by and among OASIS PETROLEUM MARKETING LLC, a Delaware limited liability company (“Shipper”), OASIS MIDSTREAM SERVICES LLC, a Delaware limited liability company (“OMS”), and BIGHORN DEVCO LLC, a Delaware limited liability company (“Bighorn”). Shipper, OMS and Bighorn may be referred to herein individually as a “Party” or collectively as the “Parties”. Capitalized terms used but not defined herein shall have the meanings given to such terms in the TSA (defined below).

W I T N E S S E T H:

WHEREAS, OMS (as Carrier) and Shipper are parties to that certain Transportation Services Agreement, dated May 9, 2016 (the “TSA”);

WHEREAS, OMS desires to assign to Bighorn, and Bighorn desires to take assignment of, its rights and obligations under the TSA and the Tariff in accordance with the terms and conditions of this Agreement;

WHEREAS, Shipper has executed this Agreement for purposes of providing its consent to such assignment of the TSA and the Tariff; and

WHEREAS, following the Effective Date, Shipper and Bighorn agree to amend the TSA in accordance with the terms of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Parties do hereby agree as follows:

1. Assignment Consent. Shipper hereby consents to the assignment of the TSA and the Tariff from OMS to Bighorn pursuant to the terms and conditions of this Agreement.

2. Assignment. OMS hereby assigns all of its rights, title, obligations and interests in, to and under the TSA and the Tariff to Bighorn as of the Effective Date.

3. Retained Liabilities; Assumed Liabilities. OMS shall retain any obligations or liabilities of Carrier arising under or pursuant to the TSA or the Tariff to the extent attributable to all periods prior to the Effective Date. Bighorn hereby assumes any obligations or liabilities of Carrier under or pursuant to the TSA or the Tariff to the extent attributable to all periods on or after the Effective Date.

4. Amendments to TSA.

(a) As of the Effective Date, OMS, Bighorn and Shipper hereby agree that Section 3.2 (Extension Term) of the TSA is hereby amended by adding the following to the end of Section 3.2: “Notwithstanding the foregoing, the Parties agree and acknowledge that if Shipper exercises its option to extend the Term of the Agreement pursuant to this Section 3.2, any obligation of Carrier to continue to provide transportation services pursuant to the Agreement shall not extend beyond December 31, 2042.”

(b) As of the Effective Date, OMS, Bighorn and Shipper hereby agree that Exhibit A to the TSA is hereby deleted in its entirety and replaced with the Exhibit A attached to this Agreement.

5. Effect of Amendment. Except as expressly amended herein, the TSA and the Tariff shall remain in full force and effect in accordance with its terms. In the event of any inconsistency or conflict between the terms and conditions of this Agreement and the TSA or the Tariff, the terms and conditions of this Agreement shall govern.

6. Notices. The Parties agree and acknowledge that any notices to Carrier under the TSA shall continue to be delivered in accordance with Section 10.1 of the TSA; provided that a Carrier’s notice information shall be amended and updated as follows:

Bighorn DevCo LLC

1001 Fannin, Suite 1500

Houston, Texas 77002

Attn: Richard Robuck

Phone: (281) 404-9602

Fax: (281) 404-9501

Email: rrobuck@oasispetroleum.com

7. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns.

8. Modification and Waiver. No supplement, modification, waiver or termination of this Agreement or any provisions hereof shall be binding unless executed in writing by the Parties. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9. Third Party Beneficiaries. Nothing in this Agreement is intended to or shall create for or grant to any third person any rights or remedies whatever, as a third party beneficiary or otherwise, no third person is entitled to rely on any of the representations, warranties, covenants or agreements contained herein, and no Party shall incur any liability or obligation to any third person because of any reliance by such third person on any representation, warranty, covenant or agreement herein.

10. Governing Law; Jurisdiction; Waiver of Jury Trial. Section 16.3 of the TSA shall apply, mutatis mutandis, to this Agreement.

11. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all Parties, notwithstanding that all such parties are not signatories to the original or the same counterpart.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered effective for all purposes as of the Effective Date.

OASIS PETROLEUM MARKETING LLC

By:	/s/ Michael Lou
Name:	Michael Lou
Title:	Executive Vice President and Chief Financial Officer

OASIS MIDSTREAM SERVICES LLC

By:	/s/ Greg Hills
Name:	Greg Hills
Title:	Senior Vice President Marketing and Midstream

BIGHORN DEVCO LLC

By:	/s/ Richard Robuck
Name:	Richard Robuck
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO

AMENDMENT #1 AND ASSIGNMENT AGREEMENT

EXHIBIT A

TERM AND MINIMUM VOLUME COMMITMENT

I.	Term (Minimum December 31, 2021 Term): December 31, 2021

II.	Minimum Volume Commitment and Ramp-Up Volumes (Minimum [***] BPD for Daily Volume Commitment):

MINIMUM VOLUME COMMITMENT1

Contract Year	Daily Volume Commitment (BPD)	Annual Commitment[2] (Barrels/Contract Year)
2016[3]	[***]	[***]
2017	[***]	[***]
2018 - 2021	[***]	[***]
2022
2023
2024
2025[4]

[1]	Shipper shall have the ability to ramp up its Annual Commitment for 2016 and 2017 upon mutual agreement with Carrier prior to execution of this Agreement, and then Shipper must hold its Annual Commitment constant in 2018 through 2021.
[2]	The Annual Commitment for each Contract Year shall equal the Daily Volume Commitment for such Contract Year multiplied by the number of Days in such Contract Year.
[3]	Volumes listed for 2016 are based on an October 1, 2016 Commencement Date and will be adjusted based on the actual Commencement Date and the Daily Volume Commitment listed above.
[4]	Shipper may include Daily Volume Commitments and Annual Commitments for additional Contract Years if desired.

Exhibit A